Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-48220

                         THE GABELLI MONEY MARKET FUNDS
                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                                  (THE "FUND")


            Supplement dated October 7, 2008 to the Fund's Prospectus
                    (the "Prospectus") dated January 28, 2008


THIS SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The U.S. Treasury Department ("U.S. Treasury") has established a Temporary Guaranty Program for Money Market Funds (the "Program"). This voluntary program is open to most money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be available if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the Fund has not experienced difficulties in maintaining its $1.00 share price, and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. As a result, at a meeting held on October 6, 2008, the Board of Trustees of the Fund determined that, considering the cost of the premium and the potential benefits of the guarantee to the Fund's shareholders, the Fund will apply to participate in the Program. The cost of the premium for participation in the Program is a Fund expense. However, as the expenses of the Fund are currently subject to an expense cap supported by the Manager, it is expected that the Manager will bear the cost of the premium.

The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. A shareholder account whose account balance drops to zero after September 19, 2008 will no longer be covered, even if the shareholder reinvests in the fund an amount below its September 19, 2008 account balance before the guarantee is triggered. As a result, shareholders of record on September 19, 2008 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board of Trustees of the Fund will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program may receive less than $1 per share.


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The Program will exist for an initial three month term  beginning  September 19,
2008, after which the Secretary of Treasury has the option to renew the Program through September 18, 2009. The Fund would have to renew its participation at that time to maintain coverage and would have to pay additional fees. The Program will terminate if not renewed. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the Program, visit the U.S. Treasury Department's website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored, or authorized by the U.S. Treasury Department.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.